CSMC 2022-NQM3 Trust ABS-15G

Exhibit 99.20

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on behalf of its client, DLJ Mortgage Capital, Inc. The review included a total of five hundred thirty-nine (539) newly originated residential mortgage loans, in connection with the securitization identified as CSMC 2022-NQM3 (the “Securitization”). The review began on May 3, 2021 and concluded on January 13, 2022.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

  QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report
b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure
d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge
f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees
g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure
h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing
i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation products were not required when the CU score provided was below or equal to 2.5. In the event the CU score was greater than 2.5, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, CDA’s were ordered on loans that had an acceptable CU score based on guidance from the seller.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (539 loans in total):

316 loans had a Desk Reviews (CDA), and 19 loans had a Secondary Appraisal. Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator.

If a loan with a Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed.

One (1) loan had a Field Review, which supported value.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 539 mortgage loans reviewed, 115 unique mortgage loans (21.34% by loan count) had a total of 148 different tape discrepancies across 22 data fields (some mortgage loans may have had more than one). A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Closing Date	51	34.46%
UW FICO Utilized	14	9.46%
Property Type	11	7.43%
Original Collateral Value	11	7.43%
Original Collateral Value Date	9	6.08%
Original PI Payment	8	5.41%
Original LTV	8	5.41%
Original CLTV	5	3.38%
Sales Price	4	2.70%
Initial Interest Rate Cap Change Down	4	2.70%
Property City	3	2.03%
Escrow Indicator	3	2.03%
Borrower First Name	3	2.03%
Loan Purpose	3	2.03%
Prepayment Penalty Duration	2	1.35%
Maturity Date	2	1.35%
Origination Date	2	1.35%
Prepayment Penalty Indicator	1	0.68%
Number Units	1	0.68%
Gross Margin	1	0.68%
Initial Interest Rate Cap Change Up	1	0.68%
Property Zip	1	0.68%
Total Discrepancies:	148	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	469	$248,372,212.00	87.01%
Event Grade B	68	$43,345,590.00	12.62%
Event Grade C	1	$400,000.00	0.19%
Event Grade D	1	$544,000.00	0.19%
Total Sample	539	$292,661,802.00	100%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	480	89.05%
Event Grade B	58	10.76%
Event Grade C	0	0.00%
Event Grade D	1	0.19%
Total Sample	539	100%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	533	98.89%
Event Grade B	6	1.11%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	539	100%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	532	98.70%
Event Grade B	5	0.93%
Event Grade C	1	0.19%
Event Grade D	1	0.19%
Total Sample	539	100%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	Final Loan Application is Partial	70
		Housing history does not meet guidelines	58
		Borrower Liabilities Verification Indicator is Partial	54
		Fraud Report Shows Uncleared Alerts	32
		Asset Documents are Incomplete	29
		Hazard Insurance Coverage is Not Sufficient	27
		Borrower Income Verification does not match Approval	27
		Borrower Employment Verification does not meet guidelines	22
		Hazard Insurance Indicator is Partial	17
		Fraud Report Missing	17
		Qualifying DTI exceeds Guideline Maximum Allowable	12
		Liquid Reserves are less than Guidelines Required	12
		Hazard Insurance Effective Date is after the Note Date	11
		Note Document Indicator is Partial	8
		DSCR is less than guideline minimum	8
		Final Loan Application is Missing	8
		Title Policy is Partial	7
		Fully Executed Purchase Contract is Partial	7
		Initial Loan Application is Missing	6
		Transmittal Summary is Missing	6
		Insufficient cash to close.	6
		Underwriting LTV exceeds Guideline Maximum Allowable	5
		Title Policy is Missing	5
		Property is located in a FEMA disaster area	5
		Borrower Income Verification is less than 12 months	5
		Underwriting CLTV exceeds Guideline Maximum Allowable	5
		Underwriting FICO does not meet Guideline Minimum Required	5
		Initial Credit Application is Partial	5
		Transmittal Summary is Partial	4
		Loan Purpose is indicated as Unavailable	4
		CoBorrower Income Verification does not match Approval	3
		Flood Certificate is Partial	3
		Borrower residency documentation not provided or issue with documentation	2
		Power of Attorney Documentation Missing	2
		Appraisal date is greater than 120 days from Origination date.	2
		Profit and Loss Does Not Meet Guidelines	2
		Borrower Credit Report is Missing	2
		Fraud Report is Only Partially Available	2
		Property recently listed for sale	2
		Condo Approval Missing	2
		Borrower Credit Report Indicator is Partial	2
		Borrower Liabilities Verification Indicator is Missing	2
		Borrower Income Verification Level is Missing	2
		Note Document Indicator is Missing	2
		CoBorrower Employment Verification does not meet guidelines	2
		Loan amount is greater than the maximum loan amount allowed per guidelines	2
		CoBorrower Credit Report is Missing	2
		Borrower Asset Verification is Missing	1
		CoBorrower Liabilities Verified Indicator is Missing	1
		Residual income does not meet guidelines.	1
		Flood Certificate is Missing	1
		Co-Borrower residency documentation not provided or issue with documentation	1
		Borrower 2 Income Verification is less than 12 months	1
		Minimum Flood Insurance Coverage has not been met	1
		OFAC Check was not completed/Cleared.	1
		Servicing Comments list impact to the borrowers related to COVID-19.	1
		HMDA Data Tape Not Provided	1
		CoBorrower Transcripts is Missing	1
		Borrower Transcripts are missing	1
		HAZARD INSURANCE CERTIFICATE MISSING	1
		Flood Insurance Policy is Missing	1
		Manual Underwrite is Missing	1
		CoBorrower Liabilities Verified Indicator is Partial	1
		Minimum Trade Line Requirement Not Met	1
		CoBorrower Liabilities Verified Indicator is Missing	1
		Total Credit Grade (A) Exceptions:	541
	B	Housing history does not meet guidelines	13
		Underwriting FICO does not meet Guideline Minimum Required	8
		Underwriting CLTV exceeds Guideline Maximum Allowable	8
		Underwriting LTV exceeds Guideline Maximum Allowable	8
		Borrower Employment Verification does not meet guidelines	5
		Minimum Trade Line Requirement Not Met	5
		Unresolved derogatory credit	4
		DSCR is less than guideline minimum	2
		Hazard Insurance Effective Date is after the Note Date	2
		Transmittal Summary is Partial	2
		Insufficient cash to close.	2
		Asset Documents are Incomplete	2
		Residual income does not meet guidelines.	1
		Borrower Transcripts are missing	1
		Fully Executed Purchase Contract is Partial	1
		Loan amount is greater than the maximum loan amount allowed per guidelines	1
		Borrower Employment Verification Level is missing	1
		Loan amount is less than the minimum required loan amount	1
		Title Policy is Partial	1
		Fraud Report Missing	1
		Borrower Liabilities Verification Indicator is Partial	1
		Number of Mortgage Properties Exceeds Max Allowable Per Guidelines	1
		CoBorrower Transcripts is Missing	1
		Overdraft/NSF Count Exceeds Tolerance	1
		Qualifying DTI exceeds Guideline Maximum Allowable	1
		Liquid Reserves are less than Guidelines Required	1
		Total Credit Grade (B) Exceptions:	75
	C	Insufficient cash to close.	1
		Asset Documents are Incomplete	1
		Underwriting CLTV exceeds Guideline Maximum Allowable	1
		Housing history does not meet guidelines	1
		DSCR is less than guideline minimum	1
		Liquid Reserves are less than Guidelines Required	1
		Underwriting LTV exceeds Guideline Maximum Allowable	1
		Fraud Report Shows Uncleared Alerts	1
		Total Credit Grade (C) Exceptions:	8
	D	Borrower Credit Report Indicator is Partial	1
		Final Loan Application is Partial	1
		Fully Executed Purchase Contract is Partial	1
		Total Credit Grade (D) Exceptions:	3

Compliance	A	Evidence of Rate Lock Not Provided	22
		Reimbursement Amount Test	20
		Charges That Cannot Increase Test	20
		Consummation or Reimbursement Date Validation Test	18
		Charges That In Total Cannot Increase More Than 10% Test	10
		TILA Finance Charge Test	8
		Security Instrument Indicator is Partial	7
		Initial Loan Estimate Delivery Date Test (from application)	7
		Originator NMLS Status is Not Found	6
		ATR/QM Status is Pending	5
		Security Instrument Indicator is Missing	4
		Subject loan is an investment cash out. Evidence of cash-out purpose not provided.	4
		The file does not contain any copies of the Closing Disclosure(s). Unable to test for TRID tolerance.	4
		RESPA Homeownership Counseling Organizations Disclosure Date Test	4
		Revised Closing Disclosure Delivery Date Test (Waiting Period Required) Test	4
		Per Diem Interest Amount Test	4
		TRID Post-Consummation Reason for Redisclosure Validation Test	3
		Initial Closing Disclosure Delivery Date Test	3
		Affiliated Business Disclosure is Missing	3
		Notice of Special Flood Hazards is Missing	3
		Originator NMLS is Not Active	3
		Original PI Payment on Note does not equal PI Payment on Final Closing Disclosure	2
		Post-Consummation Cure Reimbursement and Revised Closing Disclosure Delivery Date Test	2
		The file does not contain any copies of the Loan Estimate(s). Unable to test for TRID tolerance.	2
		Settlement Cost Booklet was provided more than 3 days from the Originator Application Date	2
		Home loan Toolkit is Missing	2
		Initial Closing Disclosure Delivery Date and Changed Circumstances Date Test	2
		Written List of Service Providers Disclosure Date Test	2
		Lender Credits That Cannot Decrease Test	1
		Initial Escrow Account Disclosure is Missing	1
		CHARM Booklet is Missing	1
		NC SB 1149 High Cost Home Loan Finding	1
		TILA Rescission Finance Charge Test	1
		TRID Total of Payments Test	1
		Revised Loan Estimate Delivery Date Test (prior to consummation)	1
		eSigned Documents Consent is Missing	1
		Covered High Cost Indicator is Unknown	1
		Cal. Fin. Code § 4973(k) - Consumer Caution and Home Ownership Counseling Notice Disclosure was not provided	1
		TILA APR Test	1
		High-Cost Mortgage Date the Rate Was Set Validation Test	1
		TRID Disclosure Delivery and Receipt Date Validation Test	1
		High-Cost Mortgage Financing of Points and Fees Test	1
		NC SB 1149 High Cost Home Loan Financing of Points and Fees Test	1
		High-Cost Mortgage Late Fee Test	1
		Higher-Priced Mortgage Loan Right to Receive Appraisal Disclosure Alert (12 CFR 1026.35(c)(5)).	1
		High-Cost Mortgage Points and Fees Threshold Test	1
		Cal. Fin. Code § 4973(f)(1); 4973(j) - Tangible Net Benefit Disclosure missing or no evidence it was provided prior to or at consummation or unable to validate tangible net benefit criteria	1
		High-Cost Mortgage Pre-Loan Counseling Date Test	1
		The file does not contain a complete copy of the Closing Disclosure. Unable to fully test for TRID tolerance.	1
		High-Cost Mortgage Timing of Disclosure Test	1
		Dual Broker Compensation Test	1
		Reimbursement Date Test	1
		Intent to Proceed is Missing	1
		Higher-Priced Mortgage Loan Appraiser License Status Alert (12 CFR 1026.35(c)(1)).	1
		TILA Right of Rescission Test	1
		Revised Closing Disclosure Delivery Date and Changed Circumstances Date Test	1
		TRID Initial Closing Disclosure Date and Funding Date Validation Test	1
		Revised Closing Disclosure Delivery Date Test (No Waiting Period Required) Test	1
		TRID Post-Consummation Revised Closing Disclosure Data Validation Test	1
		Higher-Priced Mortgage Loan Escrow Alert (12 CFR 1026.35(b))	1
		Revised Loan Estimate Delivery Date and Changed Circumstances Date Test	1
		NC SB 1149 High Cost Home Loan Points and Fees Test	1
		Non-Numeric Clerical Error and Post-Consummation Revised Closing Disclosure Delivery Date Test	1
		Total Compliance Grade (A) Exceptions:	211
	B	Affiliated Business Disclosure is Missing	4
		Home loan Toolkit is Missing	1
		RESPA Homeownership Counseling Organizations Disclosure Date Test	1
		eSigned Documents Consent is Missing	1
		Total Compliance Grade (B) Exceptions:	7
Property	A	Title Issues Present	39
		Third Party Valuation Product not Provided	25
		Origination Appraisal is Partial	19
		Is Completion Certificate in file is No	11
		UCDP Summary Report is Missing	9
		Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	7
		Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	4
		Second Appraisal is Missing	4
		Origination Appraisal is Missing	2
		UCDP Summary Report is Partially Provided or Inaccurate	1
		The appraisal was completed "Subject To" and the Completion Certificate in file is incomplete.	1
		Are all required Addendum and Exhibits in file is Incomplete	1
		Appraiser's License was Inactive at time of origination	1
		Total Property Grade (A) Exceptions:	124
	B	Title Issues Present	4
		Appraisal guideline violation	1
		Second Appraisal is Missing	1
		Total Property Grade (B) Exceptions:	6
	C	Title Issues Present	1
		Total Property Grade (C) Exceptions:	1
	D	Origination Appraisal is Partial	1
		Total Property Grade (D) Exceptions:	1

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.